EATON VANCE INCOME FUND OF BOSTON Supplement to Summary Prospectus dated March 1, 2010

Effective January 1, 2011, Class A, Class I and Class R shares are no longer subject to a redemption fee. As a result, the following replaces the "Shareholder Fees" table under "Fees and Expenses of the Fund":

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

December 3, 2010	4902-12/10	IBPSPS